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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): OCTOBER 1, 2004
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                                 HYBRIDON, INC.
               (Exact Name of Registrant as Specified in Charter)

       DELAWARE                    001-31918                     04-3072298
(State or Other Juris-            (Commission                   (IRS Employer
diction of Incorporation          File Number)               Identification No.)

          345 VASSAR STREET,
       CAMBRIDGE, MASSACHUSETTS                             02139
  (Address of Principal Executive Offices)                (Zip Code)

                                 (617) 679-5500
               Registrant's telephone number, including area code:

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On October 1, 2004, pursuant to Hybridon, Inc.'s 1995 Director Stock Option Plan, Hybridon, Inc. granted options to purchase 3,750 shares of its common stock to James B. Wyngaarden, Youssef El Zein, C. Keith Hartley, William S. Reardon, Alison Taunton-Rigby and Paul C. Zamecnik, each of whom is a non-employee member of Hybridon's Board of Directors. The options have an exercise price equal to $0.63 per share and will vest in full on October 1, 2005. The vesting of the options will be automatically accelerated upon the occurrence of a change in control of the Company, as defined in the Company's 1995 Director Stock Option Plan.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               HYBRIDON, INC.

Date: October 6, 2004                          By: /s/ Robert G. Andersen
                                                   -----------------------------
                                                   Robert G. Andersen
                                                   Chief Financial Officer